SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Commission File Number: 000-52213

Format, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0963637 (I.R.S. Employer Identification No.)
3553 Camino Mira Costa, Suite E, San Clemente, California, 92672 (Address of principal executive offices) (Zip Code)
(949) 481-9203 (Registrant’s Telephone Number, Including Area Code)

27126 Paseo Espada, Suite 705
San Juan Capistrano, California 92675
(Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective April 30, 2008, Format, Inc. (the “Registrant”) moved its office to 3553 Camino Mira Costa, Suite E, San Clemente, California  92672. The Registrant’s telephone number remains unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Format, Inc.

Date: April 30, 2008	By:	/s/ Ryan Neely
Ryan Neely
President, Secretary, Treasurer

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